INCOME TAXES	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of income tax expense are as follows:

	Six Months Ended June 30,
(in thousands of $)	2025	2024
Current tax expense	258	286
Total income tax expense	258	286

Jurisdictions open to examination

In the United Kingdom, the tax authorities can investigate as far back as 20 years if they suspect tax evasion. More commonly, the United Kingdom may investigate for (i) careless tax returns for up to six years and (ii) innocent errors for up to four years.

The Norwegian income tax returns could be subject to examination by Norwegian tax authorities going back ten years or more.
None of CoolCo or its subsidiaries are undergoing tax audits in any applicable tax jurisdictions.